Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional advisor.

LETTER OF TRANSMITTAL

Relating to

CC Holdings GS V LLC

Crown Castle GS III Corp.

Offer to Exchange up to $500,000,000 Aggregate Principal Amount of their outstanding, unregistered 2.381% Senior Secured Notes due 2017 and the guarantees thereof for a Like Principal Amount of 2.381% Senior Secured Notes due 2017 and the guarantees thereof which have been registered under the Securities Act of 1933 (the “2017 Notes Exchange Offer”)

and

Offer to Exchange up to $1,000,000,000 Aggregate Principal Amount of their outstanding, unregistered 3.849% Senior Secured Notes due 2023 and the guarantees thereof for a Like Principal Amount of 3.849% Senior Secured Notes due 2023 and the guarantees thereof which have been registered under the Securities Act of 1933 (the “2023 Notes Exchange Offer” and, together with the 2017 Notes Exchange Offer, the “Exchange Offers” and each an “Exchange Offer”)

Pursuant to the Prospectus, dated                 , 2013

EACH EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                 , 2013, UNLESS WE EXTEND SUCH EXPIRATION DATE WITH RESPECT TO AN EXCHANGE OFFER (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS OF ORIGINAL NOTES MAY BE VALIDLY WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE APPLICABLE EXPIRATION DATE.

For Delivery by Hand, Overnight Delivery, Registered or Certified Mail:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations – Reorganization Unit

111 Sanders Creek Parkway East Syracuse, NY 13057 Attention: Adam DeCapio

By Facsimile: (732) 667-9408 Corporate Trust Operations Reorganization Unit	For Information, Call: (315) 414-3360 Corporate Trust Operations Reorganization Unit	To Confirm by Telephone: (315) 414-3360 Corporate Trust Operations Reorganization Unit

Delivery of this instrument to an address other than as set forth above, or transmission of this instrument via facsimile other than as set forth above, will not constitute a valid delivery.

The undersigned acknowledges that he or she has received the prospectus, dated                , 2013 (the “Prospectus”), of CC Holdings GS V LLC, a Delaware limited liability company (“CCL”), and Crown Castle GS III Corp., a Delaware corporation (together with CCL, the “Company”) and this letter of transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer to exchange (i) up to $500,000,000 aggregate principal amount of their outstanding, unregistered 2.381% Senior Secured Notes due 2017 (the “2017 Original Notes”) for a like principal amount of registered 2.381% Senior Secured Notes due 2017 (the “2017 Exchange Notes”) and (ii) up to $1,000,000,000 aggregate principal amount of their outstanding, unregistered 3.849% Senior Secured Notes due 2023 (the “2023 Original Notes” and, together with the 2017 Original Notes, the “Original Notes”) for a like principal amount of registered 3.849% Senior Secured Notes due 2023 (the “2023 Exchange Notes” and, together with the 2017 Exchange Notes, the “Exchange Notes”). All references to the Original Notes and Exchange Notes include references to the related guarantees. We refer to the 2017 Original Notes and the 2017 Exchange Notes together as the “2017 Notes” and the 2023 Original Notes and the 2023 Exchange Notes together as the “2023 Notes”. The 2017 Notes and the 2023 Notes will constitute separate series of notes. The terms of the Exchange Notes are identical to the terms of the applicable series of Original Notes, except that the Exchange Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the transfer restrictions and registration rights and related additional interest provisions applicable to such Original Notes do not apply to the applicable Exchange Notes. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The 2017 Exchange Notes will bear interest at a rate of 2.381% at an annual rate from the most recent date to which interest on the 2017 Original Notes has been paid or, if no interest has been paid, from December 24, 2012. The 2023 Exchange Notes will bear interest at a rate of 3.849% at an annual rate from the most recent date to which interest on the 2023 Original Notes has been paid or, if no interest has been paid, from December 24, 2012. Interest on the 2017 Exchange Notes will be payable semi-annually in cash in arrears on June 15 and December 15 of each year, beginning on June 15, 2013. Interest on the 2023 Exchange Notes will be payable semi-annually in cash in arrears on April 15 and October 15 of each year, beginning on April 15, 2013. The 2017 Exchange Notes will mature on December 15, 2017, and the 2023 Exchange Notes will mature on April 15, 2023.

If the Exchange Offers have not been completed on or prior to the day that is 365 days after the date of the issuance of the Original Notes or in certain other circumstances set forth in the Registration Rights Agreement dated December 24, 2012, by and among the Company and the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the initial purchasers of the Original Notes (the “Registration Rights Agreement”), the Company will be required to pay additional interest as set forth in the Registration Rights Agreement.

The Company and Guarantors have agreed that, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) became effective and (ii) the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities, it will use its commercially reasonable efforts to make the Prospectus available to any broker-dealer for use in connection with any resales of either series of Exchange Notes.

Each holder of either series of Original Notes wishing to participate in an Exchange Offer, except holders of Original Notes executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company (“DTC”), should complete, sign and submit this Letter of Transmittal to the Exchange Agent, The Bank of New York Mellon Trust Company, N.A., on or prior to the applicable Expiration Date.

This Letter of Transmittal may be used to participate in an Exchange Offer if certificates representing the series of Original Notes are to be physically delivered to the Exchange Agent or if such Original Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP, for which each Exchange Offer is eligible. Unless you intend to tender your Original Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, along with any physical certificates for the Original Notes specified herein, to indicate the action you desire to take with respect to an Exchange Offer.

Holders of either series of Original Notes tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute tenders through ATOP, for which each Exchange Offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the applicable Exchange Offer to DTC on or prior to the applicable Expiration Date. DTC will verify acceptance of the applicable Exchange Offer, execute a book-entry transfer of the tendered Original Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation”, which shall include an Agent’s Message. An “Agent’s Message” is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Original Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal as an undersigned hereof and that the Company may enforce such agreement against the participant. Delivery of the Agent’s Message by DTC will satisfy the terms of each Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the Agent’s Message. Accordingly, holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

If you are a beneficial owner that holds any Original Notes through Euroclear or Clearstream and wish to tender your Original Notes, you must instruct Euroclear or Clearstream, as the case may be, to block the account in respect of the tendered Original Notes in accordance with the procedures established by Euroclear or Clearstream. You are encouraged to contact Euroclear or Clearstream directly to ascertain their procedures for tendering Original Notes.

Tendering holders of any Original Notes must tender such Original Notes in an amount equal to $2,000 in principal amount or integral multiples of $1,000 in excess thereof. Exchange Notes of each series will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Any holder that is a bank, broker, or other custodial entity holding any Original Notes on behalf of more than one beneficial owner may submit to the Exchange Agent a list of the aggregate principal amount of the applicable series of Original Notes owned by each such beneficial owner, and the Exchange Agent, in determining the aggregate principal amount of the applicable Exchange Notes to be issued to such holder, will treat each such beneficial owner as a separate holder.

Holders that anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of Exchange Notes to be delivered pursuant to the applicable Exchange Offer and to obtain the information necessary to provide the required DTC participant with account information in this Letter of Transmittal.

The Company reserves the right, in its sole discretion, to amend, at any time, the terms and conditions of an Exchange Offer. The Company will give you notice of any amendments if required by applicable law. The term “Expiration Date”, with respect to an Exchange Offer, shall mean the latest time and date to which such Exchange Offer is extended.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to an Exchange Offer.

TENDER OF ORIGINAL NOTES

To effect a valid tender of any Original Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the tables below entitled “Method of Delivery” and “Description of 2017 Original Notes Tendered” or “Description of 2023 Original Notes Tendered” and sign this Letter of Transmittal where indicated.

Exchange Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below entitled “Method of Delivery”.

We have not provided guaranteed delivery procedures in conjunction with either Exchange Offer or under any of the Prospectus or other materials provided therewith.

Failure to provide the information necessary to effect delivery of Exchange Notes will render such holder’s tender defective, and the Company will have the right, which it may waive, to reject such tender without notice.

METHOD OF DELIVERY
☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED ORIGINAL NOTES ARE HELD OR THE APPLICABLE EXCHANGE NOTES ARE TO BE DELIVERED.

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

List below the applicable series of Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the numbers and principal amount at maturity of such Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF 2017 ORIGINAL NOTES TENDERED
	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of 2017 Original Notes Represented	Principal Amount Tendered**

	Total

*       Need not be completed if 2017 Original Notes are being tendered by book-entry transfer.

**     Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2017 Original Notes represented by the 2017 Original Notes indicated in column 2. See Instruction 2. The principal amount of 2017 Original Notes tendered hereby must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF 2023 ORIGINAL NOTES TENDERED
	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of 2023 Original Notes Represented	Principal Amount Tendered**

	Total

*       Need not be completed if 2023 Original Notes are being tendered by book-entry transfer.

**     Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2023 Original Notes represented by the 2023 Original Notes indicated in column 2. See Instruction 2. The principal amount of 2023 Original Notes tendered hereby must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

Note: Signatures must be provided below.

Please read the accompanying instructions carefully.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the applicable Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby. The undersigned hereby irrevocably appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause such Original Notes to be assigned, transferred and exchanged.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title to such Original Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances or other obligations relating to their sale or transfer and not subject to any adverse claim when such Original Notes are accepted by the Company; (ii) the undersigned is not an “affiliate”, as defined in Rule 405 under the Securities Act, of the Company or its subsidiaries; (iii) any Exchange Notes to be received by the undersigned will be acquired in the ordinary course of the undersigned’s business; and (iv) at the time of commencement of the Exchange Offers it has not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in a distribution, as defined in the Securities Act, of the Exchange Notes it will receive in the applicable Exchange Offer.

In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of applicable Exchange Notes. If the undersigned is a broker-dealer that will receive any Exchange Notes for its own account in exchange for the applicable series of Original Notes, it represents that such Original Notes to be exchanged for the applicable Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that each Exchange Offer is being made by the Company based upon the Company’s understanding of interpretations by the staff of the Securities and Exchange Commission (the “Commission”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the applicable Original Notes pursuant to an Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such Exchange Notes are acquired in the ordinary course of such holder’s business; and (ii) such holder is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution, as defined in the Securities Act, of the Exchange Notes; and (iii) such holder is not an “affiliate”, as defined in Rule 405 under the Securities Act, of the Company or its subsidiaries.

However, the Company has not sought its own no-action letter and therefore the staff of the Commission has not considered these Exchange Offers in the context of a no-action letter. There can be no assurance that the staff of the Commission would make a similar determination with respect to these Exchange Offers as in other circumstances. If a holder of any Original Notes is an affiliate of the Company or its subsidiaries, and such holder acquires the applicable Exchange Notes other than in the ordinary course of such holder’s business or is engaged in or intends to engage in a distribution of such Exchange Notes or has any arrangement or understanding with respect to the distribution of such Exchange Notes to be acquired pursuant to the applicable Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers—Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please deliver the applicable Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of the applicable Original Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the applicable Exchange Notes to the undersigned at the address shown above in the box entitled “Description of 2017 Original Notes Tendered” or “Description of 2023 Original Notes Tendered”, as applicable.

THE UNDERSIGNED, BY COMPLETING THE APPLICABLE BOX OR BOXES ABOVE ENTITLED “DESCRIPTION OF 2017 ORIGINAL NOTES TENDERED” OR “DESCRIPTION OF 2023 ORIGINAL NOTES TENDERED” AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE APPLICABLE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted or Exchange Notes are to be issued in the name of someone other than the undersigned, or if Original Notes are to be returned by credit to an account maintained by DTC other than the account designated above.

Issue Exchange Notes or Original Notes to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

Taxpayer Identification Number

(Such person(s) must also complete an IRS Form

W-9, Form W-8BEN, Form W-8ECI or Form

W-8IMY, as applicable)

Credit unaccepted Original Notes tendered by book-entry transfer to:

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted or Exchange Notes are to be sent to someone other than the undersigned at an address other than shown in the box entitled “Description of 2017 Original Notes Tendered” or “Description of 2023 Original Notes Tendered” above.

Deliver Exchange Notes or Original Notes to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

Taxpayer Identification Number

(Such person(s) must also complete an IRS Form

W-9, Form W-8BEN, Form W-8ECI or Form

W-8IMY, as applicable)

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an Agent’s Message in lieu thereof (together with the certificates for the applicable Original Notes or a book-entry confirmation and all other required documents) must be received by the Exchange Agent prior to 5:00 p.m. New York City time, on the applicable Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER ORIGINAL NOTES FOR EXCHANGE, HOLDERS OF ORIGINAL NOTES MUST COMPLETE, EXECUTE, AND DELIVER THE LETTER OF TRANSMITTAL OR A PROPERLY TRANSMITTED AGENT’S MESSAGE.

SIGN HERE

(To be Completed By All Tendering Holders of Original Notes Regardless of Whether Original Notes Are Being Physically Delivered Herewith, Other Than Holders Effecting Delivery Through ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of the Original Notes listed in the boxes on page 5 entitled “Description of 2017 Original Notes Tendered” or “Description of 2023 Original Notes Tendered”.

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date
Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date
Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date
Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the applicable Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If the signatory is a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Including Zip Code)

SIGNATURE GUARANTEE

(If required—See Instruction 3)

Signature(s) Guaranteed by

an Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Address)

Dated:                                                                         , 2013

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS

OF EACH EXCHANGE OFFER

1. Delivery of Letter of Transmittal.

This Letter of Transmittal or, in lieu thereof, an Agent’s Message stating that the holder has expressly acknowledged receipt of, and agrees to be bound by and held accountable by, this Letter of Transmittal, is to be completed by or received with respect to holders of any Original Notes whether certificates are to be forwarded herewith or tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offers—Procedures for Tendering” section of the Prospectus. Certificates for all physically tendered Original Notes (or Book-Entry Confirmation), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal (or, in lieu thereof, an Agent’s Message), must be received by the Exchange Agent at the address set forth herein on or prior to the applicable Expiration Date. Original Notes tendered hereby must be in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

The method of delivery of this Letter of Transmittal, the applicable Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to ensure delivery to the Exchange Agent before the applicable Expiration Date. No letter of transmittal or Original Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

See “The Exchange Offers” section of the Prospectus.

2. Partial Tenders (not applicable to holders of Original Notes who tender by book-entry transfer); Withdrawals.

If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the applicable box above entitled “Description of 2017 Original Notes Tendered—Principal Amount Tendered” or “Description of 2023 Original Notes Tendered—Principal Amount Tendered”, as applicable. A newly reissued certificate for the applicable Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the applicable Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to an Exchange Offer may be withdrawn at any time prior to the applicable Expiration Date. To be effective with respect to the tender of the applicable Original Notes, a written or facsimile transmission notice of withdrawal must: (i) be received by the Exchange Agent prior to the applicable Expiration Date; (ii) specify the name of the person who deposited the Original Notes to be withdrawn; (iii) identify the applicable Original Notes to be withdrawn (including the certificate number(s), if any, and principal amount of such Original Notes); (iv) be signed by the depositor in the same manner as the original signature on this Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Original Notes into the name of the person withdrawing the tender; and (v) specify the name in which any such Original Notes are to be registered, if different from that of the depositor. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes or otherwise comply with DTC’s procedures. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the applicable Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include DTC as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the applicable Exchange Notes are to be issued to a person other than the registered holder(s), then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder’s or holders’ name(s) appear(s) on the applicable Original Notes.

If this Letter of Transmittal or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity, an “Eligible Institution”).

4. Special Issuance and Delivery Instructions.

Tendering Holders of any Original Notes should indicate in the applicable box the name and address to which substitute certificates representing Original Notes for any Original Notes not exchanged or the applicable Exchange Notes are to be issued or sent or, in the case of a book-entry delivery of Original Notes, the appropriate DTC participant name and number, if different from the name or address or the DTC participant name and number, as the case may be, of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged or Exchange Notes be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Original Notes not exchanged or Exchange Notes will be returned to the name and address or the account maintained at DTC, as the case may be, of the person signing this Letter of Transmittal.

5. Tax Identification Number and Backup Withholding.

An exchange of Original Notes for the applicable Exchange Notes pursuant to an Exchange Offer will not be treated as a taxable exchange or other taxable event for U.S. federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) on the attached IRS Form W-9 or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a penalty (currently $50) imposed by the Internal Revenue Service (“IRS”). In addition, such holder may be subject to backup withholding in an amount that is currently 28% of all reportable payments of principal and interest.

Certain holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached IRS Form W-9 and check the box marked “Exempt payee” to avoid possible erroneous backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding), or other appropriate IRS Form W-8. These forms may be obtained from the Exchange Agent or from the IRS’s website, www.irs.gov. See the attached IRS Form W-9 for additional instructions (the “W-9 Instructions”).

To prevent backup withholding on reportable payments of principal and interest, each tendering holder of Original Notes must provide its correct TIN by completing the attached IRS Form W-9, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Instructions for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Instructions for instructions on applying for a TIN and write “Applied For” in the space for the TIN. Note, writing “Applied For” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder writes “Applied For” on that form, backup withholding at a rate currently of 28% will nevertheless apply to all reportable payments made by such holder. If such a holder furnishes its TIN to the Company within 60 calendar days of Company’s receipt of the IRS Form W-9, however, any amounts so withheld shall be refunded to such holder.

If backup withholding applies, the payor will withhold the appropriate percentage (currently 28%) from payments to the payee. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may refunded or credited against the payee’s U.S. federal income tax liability, if any, if the payee provides, on a timely basis, the required information to the IRS.

6. Transfer Taxes.

Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the applicable Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with an Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter of Transmittal.

7. Waiver of Conditions.

The Company reserves the right to waive satisfaction of any or all conditions to an Exchange Offer enumerated in the Prospectus at any time and from time to time prior to the applicable Expiration Date.

8. No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of any Original Notes, by execution of this Letter of Transmittal or, in lieu thereof, an Agent’s Message, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Original Notes.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:
	☐ Individual/sole proprietor	☐ C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ☐ Other (see instructions) ▶
	Address (number, street, and apt. or suite no.)						Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Form W-9 (Rev. 12-2011)	Page 3

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services

Form W-9 (Rev. 12-2011)	Page 4

(including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.